HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated April 17, 2013 to the Summary Prospectus of the Oakmark International Small Cap Fund dated January 28, 2013
(the “Summary Prospectus”)

Effective June 17, 2013, the first paragraph on page 1 of the Summary Prospectus under the section entitled “PRINCIPAL INVESTMENT STRATEGY” is deleted and replaced with the following:

“The Fund invests primarily in a diversified portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the S&P EPAC (Europe Pacific Asia Composite) Small Cap Index ($8.7 billion as of December 31, 2012).”

Effective immediately, the paragraph on page 4 of the Summary Prospectus under the section entitled “PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES” is deleted and replaced with the following:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMPROSUPPAPR13-2